Exhibit 10.2

Second Amended and Restated Guaranty and Suretyship Agreement

THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (this “Guaranty”) is made and entered into as of this 11th day of September, 2017, by WALKER & DUNLOP, INC., a Maryland corporation (the “Guarantor”), with an address at 7501 Wisconsin Avenue, Ste. 1200E, Bethesda, Maryland 20814, for the benefit of PNC BANK, NATIONAL ASSOCIATION, as Lender (the “Lender”) with an address at 300 Fifth Avenue, PT-PTWR-15-1 Pittsburgh, PA 15222-2707, in consideration of the extension of credit by Lender to WALKER & DUNLOP, LLC, a Delaware limited liability company (the “Borrower”), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

WHEREAS, Guarantor previously executed and delivered to Agent that certain Amended and Restated Guaranty and Suretyship Agreement, dated as of June 23, 2013 (the “Original Guaranty”), whereby Guarantor guaranteed the Borrower’s payment and performance under that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 23, 2013, among Borrower, Lender, Guarantor, and certain other parties, as the same has been amended from time to time (the “Original Agreement”).  The Borrower, Guarantor and Lender have contemporaneously herewith amended and restated the Original Agreement pursuant to that certain Second Amended and Restated Warehousing Credit and Security Agreement, of even date, among Borrower, Guarantor and Lender (the Second Amended and Restated Warehouse Credit and Security Agreement, as the same may be amended, renewed, extended, restated or otherwise modified is herein the “Credit Agreement”).  In connection with the execution and delivery of the Credit Agreement, Guarantor has agreed to guarantee the Borrower’s payment and performance thereunder, and to amend and restate the terms of the Original Guaranty pursuant to the terms hereof.

1.                                      Guaranty of Obligations.  The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for, the prompt payment and performance of all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to Lender arising under or relating to the Credit Agreement (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and all costs and expenses of Lender incurred in the documentation, negotiation, modification, enforcement, collection of the Credit Agreement and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses (collectively, the “Obligations”).  If the Borrower defaults under any such Obligations, the Guarantor will pay the amount due to Lender.

2.                                      Nature of Guaranty; Waivers.  This is a guaranty of payment and not of collection and Lender shall not be required or obligated, as a condition of the Guarantor’s liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and Lender has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time.  This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by Lender of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of Lender to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof.  The Guarantor’s obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or Lender, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon Lender’s failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived.  The Guarantor waives all defenses based on suretyship or impairment of collateral.

Lender at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor’s liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as Lender may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantor, with respect to any Obligations in such manner as Lender deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3.                                      Repayments or Recovery from Lender.  If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by Lender.  The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4.                                      Financial Statements.  Unless compliance is waived in writing by Lender or until all of the Obligations have been paid in full, the Guarantor will promptly submit to Lender such information relating to the Guarantor’s affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as Lender may reasonably request.

5.                                      Enforceability of Obligations.  No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted.  The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

6.                                      Events of Default.  The occurrence of any of the following shall be an “Event of Default”: (i) any Event of Default (as defined in the Credit Agreement); (ii) the Guarantor’s failure to perform any of its obligations hereunder; (iii) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to Lender by or on behalf of the Guarantor; or (iv) the termination or attempted termination of this Guaranty.  Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to Lender the amount of the Obligations; or (b) on demand of Lender, the Guarantor shall immediately deposit with Lender, in U.S. dollars, all amounts due or to become due under the Obligations, and Lender may at any time use such funds to repay the Obligations; or (c) Lender in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) Lender in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7.                                      Right of Setoff.  In addition to all liens upon and rights of setoff against the Guarantor’s money, securities or other property given to Lender by law, Lender and each of Lender shall have, with respect to the Guarantor’s obligations to Lender and Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Lender a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender, all of the Guarantor’s right, title and interest in and to, all of the Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise.  Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor.  Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Lender, although Lender may enter such setoff on their books and records at a later time.

8.                                      Intentionally Omitted.

9.                                      Costs.  To the extent that Lender incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

10.                               Postponement of Subrogation.  Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of Lender or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower’s assets.

11.                               Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt.  Notices may be given in any manner to which Lender and the Guarantor may separately agree, including electronic mail.  Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.  Regardless of the manner in which provided, Notices may be sent to addresses for Lender and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

12.                               Preservation of Rights.  No delay or omission on Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender’s action or inaction impair any such right or power.  Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Lender may have under other agreements, at law or in equity.  Lender may proceed in any order against the Borrower, the Guarantor or any other obligor of, or any collateral securing, the Obligations.

13.                               Illegality.  If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

14.                               Changes in Writing.  No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15.                               Entire Agreement.  This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and Lender with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to Lender.

16.                               Successors and Assigns.  This Guaranty will be binding upon and inure to the benefit of the Guarantor and Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without Lender’s prior written consent and Lender at any time may assign this Guaranty in whole or in part.

17.                               Interpretation.  In this Guaranty, unless Lender and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty.  Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.  If this Guaranty is executed by more than one party as Guarantor, the obligations of such persons or entities will be joint and several.

18.                               Indemnity.  The Guarantor agrees to indemnify each of Lender, Lender, each legal entity, if any, who controls, is controlled by or is under common control with Lender and Lender and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct.  The indemnity agreement contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder.  The Guarantor may participate at its expense in the defense of any such claim.

19.                               Governing Law and Jurisdiction.  This Guaranty has been delivered to and accepted by Lender and will be deemed to be made in the State where Lender’s office indicated above is located.  THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF LENDER AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE LENDER’S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES.  The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where Lender’s office indicated above is located; provided that nothing contained in this Guaranty will prevent Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction.  The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both Lender and the Guarantor.  The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

20.                               Equal Credit Opportunity Act.  If the Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

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23.                               WAIVER OF JURY TRIAL.  THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:	WALKER & DUNLOP, INC.,
a Maryland corporation

/s/ Richard M. Lucas	By:	/s/ Stephen P. Theobald	(SEAL)
Print Name: Richard M. Lucas		Print Name: Stephen P. Theobald
Title: Executive Vice President, Chief Financial
Officer & Treasurer

Second Amended and Restated Guaranty Signature Page